AMENDMENT NO. 1 TO LOAN AGREEMENT


     AMENDMENT NO. 1 TO LOAN AGREEMENT (this "First Amendment"), made and executed this 15th day of August, 2000, by and among:

     OMEGA   HEALTHCARE   INVESTORS,   INC.  and  certain  of  its  subsidiaries
(individually, a "Borrower" and collectively, the "Borrowers"),

     The Banks that have executed the signature pages hereto (individually, a "Bank" and collectively, the "Banks"); and

     FLEET BANK, N.A., a national banking association, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

     (A) The Borrowers have entered into a certain Loan Agreement dated June 15, 2000 (hereinafter referred to as the "Loan Agreement") with the Agent and the Banks; and

     (B) The Borrowers have requested that the Banks and the Agent amend certain provisions of the Loan Agreement, and the Banks and the Agent are willing to do so, all on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Certain Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

          2.1. The following definitions are added to Article 1 in their appropriate alphabetic locations:

          (a) "'New Provident Loan Agreement': that certain Loan Agreement dated on or about August 11, 2000 among Omega, certain of its Subsidiaries, the lenders party thereto and The Provident Bank, as Agent for such lenders, as the same may hereafter be amended from time to time during the term of this Agreement."

          (b) "'1999 Provident Loan Agreement': that certain Loan Agreement dated March 31, 1999 between Omega and The Provident Bank, as the same has been amended from time to time through the date of the 1999 Provident Loan Agreement."

          (c) "'Provident/Sterling Note': that certain Promissory Note dated July 1,2000 executed by Sterling Acquisitions Corp. in favor of The Provident Bank."

          2.2. Subsection 2.6(e) (Payment of Loans; Voluntary Changes in Commitment; Mandatory Repayments) of the Loan Agreement is hereby amended by deleting the period at the end of such subsection and inserting the following

                  ", except that the Borrower may use the proceeds of the loans to be made by The Provident Bank and the other lenders party thereto under the New Provident Loan Agreement (i) in order to repay in full all of the Indebtedness outstanding under (A) the 1999 Loan Agreement and (B) the Provident/Sterling Note, and (ii) as otherwise permitted pursuant to the New Provident Loan Agreement."

          2.3. Subsection 7.1(f) (Indebtedness) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           "(f)  Indebtedness,  the  terms  of which  shall  not
                  require any principal payments thereon prior to the Revolving Credit Commitment Termination Date, other than the Indebtedness constituting the Revolving Loan B under and as defined in the New Provident Loan Agreement, as in effect on the date hereof."

          2.4.  Subsection  7.5(b)(i)  (Redemptions;  Distributions) of the Loan
     Agreement  is  hereby   deleted  in  its  entirety  and  the  following  is
     substituted therefor:

               "(i) Omega may declare and make dividend payments or other distributions payable solely (A) in its common stock; and (B) in kind to Explorer Holdings, L.P. in respect of the Series C Convertible Preferred Stock of Omega as contemplated under the Investment Agreement;"

          2.5. Section 7.12 (Use of Cash) of the Loan Agreement is hereby amended by deleting the portion of such Section beginning with subsection
     (c)(ii) thereof through the end of such Section and substituting the following therefor:

               "(ii) any loan or loans made by The Provident Bank pursuant to the New Provident Loan Agreement, and (d) for uses that are otherwise specifically permitted by this Agreement."

     3. Representations and Warranties. In order to induce the Banks and the Agent to enter into this First Amendment, each of the Loan Parties hereby represents and warrants to the Banks and the Agent, as to itself with respect to the Loan Documents to which it is a party, that:

          3.1 No Default. After giving effect to this First Amendment, no Default or Event of Default shall have occurred or be continuing.

          3.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this First Amendment, each and every one of the representations and warranties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for changes in the ordinary course of business which are not prohibited by the Loan Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

          3.3 Authority; Enforceability. (i) The execution, delivery and performance by each Loan Party of this First Amendment are within its organizational powers and have been duly authorized by all necessary action
(corporate or otherwise) on the part of each Loan Party, (ii) this First Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and (iii) this First Amendment and the execution, delivery and performance by each Loan Party thereof does not: (A) contravene the terms of any Loan Party's organization documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree to which any Loan Party or its property is subject, or (C) violate any requirement of law.

     4. Reference to and Effect Upon the Loan Agreement.

          4.1  Effect.  Except  as  specifically  set  forth  herein,  the  Loan
     Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

          4.2 No Waiver; References. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this First Amendment, each reference in:

               (i)  the  Loan  Agreement  to  "this   Agreement",   "hereunder",
               "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

               (ii) the other Loan Documents to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended hereby; and

               (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this First Amendment.

     5. Miscellaneous.

          5.1 Expenses. The Loan Parties agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this First Amendment.

          5.2. Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          5.3 Successors. This First Amendment shall be binding upon the Loan Parties, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

          5.4 Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                                   OMEGA HEALTHCARE
                                                     INVESTORS, INC.
                                                   DELTA INVESTORS I, LLC
                                                   DELTA INVESTORS II, LLC
                                                   JEFFERSON CLARK, INC.
                                                   NRS VENTURES, L.L.C.
                                                   OHI (CLEMMONS), INC.
                                                   OHI (FLORIDA), INC.
                                                   OHI (GREENSBORO), INC.
                                                   OHI (ILLINOIS), INC.
                                                   OHI (IOWA), INC.
                                                   OHI (KANSAS), INC.
                                                   OHI OF TEXAS, INC.
                                                   OMEGA (KANSAS), INC.
                                                   OS LEASING COMPANY
                                                   STERLING ACQUISITION CORP.
                                                   STERLING ACQUISITION CORP. II

                                                   By /s/ SUSAN A. KOVACH
                                                          ----------------

         Susan A. Kovach, as an executive officer of all of the aforementioned entities, has executed this Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if she had executed this Loan Agreement separately for each of the above named entities.















            Signature Page to First Amendment to Loan Agreement among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet Bank, N.A. as Agent

                                              FLEET BANK, N.A., as Agent
                                              and as a Bank


                                              By:  /s/  CHRISTIAN J. COVELLO
                                                  -----------------------------
                                                  Name: Christian J. Covello
                                                       ------------------------
                                                  Title: Vice President
                                                       ------------------------


                                              DRESDNER BANK AG, NEW YORK BRANCH
                                              and GRAND CAYMAN BRANCH

                                              By:  /s/  DEBRA RITZLER
                                                  -----------------------------
                                                  Name: Debra Ritzler
                                                        -----------------------
                                                  Title:Assistant Vice President
                                                        -----------------------


                                              By:   /s/  CHARLES M. O'SHEA
                                                  ------------------------------
                                                  Name:  Charles M. O'Shea
                                                        ------------------------
                                                  Title: Vice President
                                                         -----------------------


                                              HARRIS TRUST AND SAVINGS BANK

                                              By:   /s/ MICHAEL J. JOHNSON
                                                  ------------------------------
                                                  Name: Michael J. Johnson
                                                       -------------------------
                                                  Title:Vice President
                                                       -------------------------


                                              BANK ONE, MICHIGAN

                                              By:   /s/ MARCIA F. VENTURA
                                                  ------------------------------
                                                  Name: Marcia F. Fentura
                                                        ------------------------
                                                  Title:First Vice President
                                                        ------------------------


                                              FOOTHILL INCOME TRUST, L.P.
                                              By FIT-GP, LLC

                                              By:    /s/ M. E. STEARNS
                                                  -----------------------------
                                                  Name:  M. E. Stearns
                                                        ------------------------

                                                  Title:  Managing Member
                                                        ------------------------


            Signature Page to First Amendment to Loan Agreement among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet Bank, N.A. as Agent

                                              MICHIGAN NATIONAL BANK

                                              By:   /s/ DRAGA PALINCAS
                                                 ------------------------------
                                                 Name:  Draga Palincas
                                                       ------------------------
                                                 Title: Vice President
                                                       ------------------------


                                              LASALLE BANK NATIONAL ASSOCIATION

                                              By:  /s/  JOSEPH N. LAZEWSKI
                                                  ---------------------------
                                                  Name: Joseph N. Lazewski
                                                        ----------------------
                                                  Title:Loan Officer
                                                        ----------------------


                                               BHF (USA) CAPITAL CORPORATION

                                               By:     /s/ RICHARD CAMERON
                                                   ----------------------------
                                                   Name:   Richard Cameron
                                                         ----------------------
                                                   Title:  Vice President
                                                         ----------------------

                                               By:   /s/ HANS J. SCHOLZ
                                                   ----------------------------
                                                   Name: Hans J. Scholz
                                                         ----------------------
                                                   Title:Vice President
                                                         ----------------------


                                               KBC N.V.


                                               By:    /s/ ROBERT SNAUFFER
                                                   ----------------------------
                                                   Name:  Robert Snauffer
                                                         ----------------------
                                                   Title: First Vice President
                                                         ----------------------


                                               By:   /s/ KATHERINE S. MCCARTHY
                                                   ----------------------------
                                                   Name: Katherine S. McCarthy
                                                         ----------------------
                                                   Title:Vice President
                                                         ----------------------







            Signature Page to First Amendment to Loan Agreement among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet Bank, N.A. as Agent